Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Clark Khayat
Mayfield Village, Ohio 44143	(440) 395-2291
http://www.progressive.com

PROGRESSIVE REPORTS DECEMBER RESULTS

MAYFIELD VILLAGE, OHIO — January 20, 2011 — The Progressive Corporation today reported the following results for December and the fourth quarter 2010:

	Month				Quarter
(millions, except per share amounts and ratios; unaudited)	2010	2009	Change [1]		2010	2009	Change [1]

Net premiums written	$929.1	$1,155.8	(20)%		$3,276.0	$3,397.9	(4)%
Net premiums earned	$1,112.6	$1,326.4	(16)%		$3,623.6	$3,719.4	(3)%
Net income	$112.8	$118.3	(5)%		$299.2	$305.0	(2)%
Per share	$.17	$.18	(3)%		$.45	$.46	(1)%
Pretax net realized gains (losses) on securities (including net impairment losses)	$22.9	$19.7	16%		$77.9	$45.8	70%
Combined ratio	92.2	90.9	1.3	pts.	93.1	91.5	1.6	pts.
Average equivalent shares	659.2	667.7	(1)%		659.7	669.1	(1)%

[1]

Operating results for 2009 include an extra week of activity for December and the fourth quarter. Excluding the additional week of activity in 2009, net premiums written growth for 2010 would have been approximately 0% for the month and 4% for the quarter, and net premiums earned growth would have been approximately 5% for both the month and quarter. See the “Monthly Commentary” for additional discussion.

(in thousands; unaudited)	December 2010	December 2009	Change
Policies in Force:
Agency – Auto	4,480.1	4,299.2	4%
Direct – Auto	3,610.4	3,201.1	13%

Total Personal Auto	8,090.5	7,500.3	8%
Total Special Lines	3,612.2	3,440.3	5%

Total Personal Lines	11,702.7	10,940.6	7%

Total Commercial Auto	510.4	512.8	0%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

December 2010

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$929.1

Revenues:
Net premiums earned	$1,112.6
Investment income	43.1
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[2]	(.1)

Net impairment losses recognized in earnings	(.1)
Net realized gains (losses) on securities	23.0

Total net realized gains (losses) on securities	22.9
Service revenues	8.7	Reflects additional fees pursuant to a minimum servicing fee agreement (see Monthly Commentary for additional discussion).

Total revenues	1,187.3

Expenses:
Losses and loss adjustment expenses	794.6
Policy acquisition costs	105.9
Other underwriting expenses	125.0
Investment expenses	1.8	Monthly expenses include a year-to-date adjustment to the 2010 estimated investment management gainsharing accrual.
Service expenses	1.8
Interest expense	10.4

Total expenses	1,039.5

Income before income taxes	147.8
Provision for income taxes	35.0	Reflects benefit of $13 million related to our Employee Stock Ownership Plan (ESOP), which was established in December.

Net income	$112.8

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	654.0

Per share	$.17

Diluted:
Average shares outstanding	654.0
Net effect of dilutive stock-based compensation	5.2

Total equivalent shares	659.2

Per share	$.17

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2009 audited consolidated financial statements included in our 2009 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

[2]

A negative amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

Year Ended December 2010

(millions – except per share amounts)

(unaudited)

	Year[1]
	2010	2009	% Change
Net premiums written	$14,476.8	$14,002.9	3

Revenues:
Net premiums earned	$14,314.8	$14,012.8	2
Investment income	520.1	507.0	3
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(19.1)	(80.9)	(76)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	5.2	40.1	(87)

Net impairment losses recognized in earnings	(13.9)	(40.8)	(66)
Net realized gains (losses) on securities	110.0	67.9	62

Total net realized gains (losses) on securities	96.1	27.1	255
Service revenues	25.9	16.7	55
Net gain on extinguishment of debt	6.4	0	NM

Total revenues	14,963.3	14,563.6	3

Expenses:
Losses and loss adjustment expenses	10,131.3	9,904.9	2
Policy acquisition costs	1,359.9	1,364.6	0
Other underwriting expenses	1,740.1	1,567.7	11
Investment expenses	11.9	11.1	7
Service expenses	21.4	19.4	10
Interest expense	133.5	139.0	(4)

Total expenses	13,398.1	13,006.7	3

Income before income taxes	1,565.2	1,556.9	1
Provision for income taxes	496.9	499.4	(1)

Net income	$1,068.3	$1,057.5	1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	657.9	666.8	(1)

Per share	$1.62	$1.59	2

Diluted:
Average shares outstanding	657.9	666.8	(1)
Net effect of dilutive stock-based compensation	5.4	5.4	0

Total equivalent shares	663.3	672.2	(1)

Per share	$1.61	$1.57	2

NM = Not Meaningful

[1]	Operating results for 2010 include 52 weeks of activity, as compared to 53 weeks in 2009.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

December 2010

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:

	Current Month	Year
		2010	2009
Net income	$112.8	$1,068.3	$1,057.5

After-tax changes in:
Net unrealized gains (losses) on securities	(.5)	340.5	722.7
Net non-credit related OTTI losses[1]	.1	(3.4)	(26.1)

Total net unrealized gains (losses) on securities	(.4)	337.1	696.6
Net unrealized gains on forecasted transactions	(.2)	(6.9)	(3.3)
Foreign currency translation adjustment	0	.3	1.4

Comprehensive income	$112.2	$1,398.8	$1,752.2

Per share	$.17	$2.11	$2.61

[1]

A positive amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income for the period.

The following table sets forth the investment results for the period:

	Current Month	Year
		2010	2009
Fully taxable equivalent total return:
Fixed-income securities	(.1)%	6.9%	12.2%
Common stocks	6.6%	17.0%	29.5%
Total portfolio	.4%	7.8%	12.5%

Pretax recurring investment book yield	3.4%	3.5%	3.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

December 2010

($ in millions)

(unaudited)

Current Month
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$483.1	$359.2	$842.3	$86.8	$0	$929.1
% Growth in NPW[2]	(20)%	(18)%	(19)%	(23)%	NM	(20)%
Net Premiums Earned	$573.3	$427.8	$1,001.1	$110.9	$.6	$1,112.6
% Growth in NPE[2]	(17)%	(12)%	(15)%	(24)%	NM	(16)%

GAAP Ratios
Loss/LAE ratio	70.3	74.6	72.1	64.2	NM	71.4
Expense ratio	21.2	20.0	20.7	20.9	NM	20.8

Combined ratio	91.5	94.6	92.8	85.1	NM	92.2

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$2.7
Current accident year						11.9

Calendar year actuarial adjustment	$6.8	$3.9	$10.7	$3.9	$0	$14.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$2.7
All other development						12.1

Total development						$14.8

Calendar year loss/LAE ratio						71.4

Accident year loss/LAE ratio						72.7

Statutory Ratios
Loss/LAE ratio						71.2
Expense ratio						22.3

Combined ratio						93.5

[1]

The other businesses generated an underwriting loss of $1.2 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Excluding the extra week of activity during December 2009, growth would have been approximately:

	Personal Lines Business			Commercial Auto Business	Other Businesses	Companywide Total
	Agency	Direct	Total

% Growth in NPW	0%	3%	1%	(3)%	NM	0%
% Growth in NPE	3%	10%	6%	(4)%	NM	5%

[3]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Year Ended December 2010

($ in millions)

(unaudited)

Year
	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$7,490.2	$5,534.2	$13,024.4	$1,449.5	$2.9	$14,476.8
% Growth in NPW[2]	1%	9%	5%	(6)%	NM	3%
Net Premiums Earned	$7,419.7	$5,407.2	$12,826.9	$1,474.2	$13.7	$14,314.8
% Growth in NPE[2]	0%	9%	4%	(9)%	NM	2%

GAAP Ratios
Loss/LAE ratio	70.6	72.6	71.4	65.1	NM	70.8
Expense ratio	21.3	22.0	21.6	22.4	NM	21.6

Combined ratio	91.9	94.6	93.0	87.5	NM	92.4

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$124.6
Current accident year						71.0

Calendar year actuarial adjustment	$78.2	$59.1	$137.3	$58.3	$0	$195.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$124.6
All other development						195.8

Total development						$320.4

Calendar year loss/LAE ratio						70.8

Accident year loss/LAE ratio						73.0

Statutory Ratios
Loss/LAE ratio						70.8
Expense ratio						21.7

Combined ratio						92.5

Estimated Statutory Surplus[4]						$5,073.0

NM = Not Meaningful

[1]	For the year, the other businesses generated an underwriting profit of $6.4 million.
[2]	Excluding the extra week of activity in 2009, the net written and net earned premium growth rates would have been approximately two percentage points higher for 2010.
[3]	Represents adjustments solely based on our corporate actuarial reviews.
[4]

During December, the insurance subsidiaries declared $837.3 million of dividends, net of capital contributions, of which $823.5 million were paid in December and $13.8 million was paid in January 2011.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

December 2010
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,630.8)	$11,850.0
Equity securities:
Nonredeemable preferred stocks[1] (cost: $601.3)	1,157.6
Common equities (cost: $1,021.7)	1,425.0
Short-term investments (amortized cost: $1,090.8)	1,090.8

Total investments[2,3,4]	15,523.4
Net premiums receivable	2,738.4
Deferred acquisition costs	417.2
Other assets[3,5]	2,471.3

Total assets	$21,150.3

Unearned premiums	$4,353.8
Loss and loss adjustment expense reserves[5]	7,071.0
Other liabilities	1,454.3
Dividend payable	264.1
Debt	1,958.2
Shareholders’ equity	6,048.9

Total liabilities and shareholders’ equity	$21,150.3

Common shares outstanding	662.4
Shares repurchased – December	1.6
Average cost per share	$20.21
Book value per share	$9.13
Trailing 12-month return on average shareholders’ equity	17.1%
Net unrealized pretax gains (losses) on investments	$1,180.5
Increase (decrease) from November 2010	$(0.5)
Increase (decrease) from December 2009	$518.7
Debt-to-total capital ratio	24.5%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.50

[1]	As of December 31, 2010, we held certain hybrid securities and recognized a change in fair value of $1.7 million as a realized loss during the period we held these securities.
[2]	Includes $4.3 billion of short-term investments and U.S. Treasury securities.
[3]	Total investments exclude $46.3 million of net unsettled security transactions, which are included in “other assets” as of December 31, 2010.
[4]

Includes $2.2 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company. Amount does not include $13.8 million of dividends declared, but not paid, by the insurance subsidiaries during the month; invested assets of the non-insurance subsidiary will be increased in January when the dividends are paid.

[5]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $704.1 million.

Monthly Commentary

•

Progressive operates on an accounting calendar that typically consists of a 52-week year, with 13-week quarters, and a 4-week December. Under this calendar, we periodically recognize an additional week of activity, as was the case for 2009. Consequently, our 2009, fourth quarter, and December periods each include an additional week, which affects comparisons to the corresponding periods of 2010.

•

On December 10, 2010, the Board of Directors declared an annual variable dividend to be paid on February 4, 2011 to shareholders of record at the close of business on January 27, 2011 (ex-dividend date of January 25, 2011). The amount of the dividend is $.3987 per common share, or an estimated $264.1 million in the aggregate, and is reflected in our 2010 financial statements. The dividend was calculated using the following formula, as specified by the Board in its December dividend declaration:

Dividend Amount Per Share	=	After-Tax Underwriting Income	X	25% Target	X	Gainshare Factor
Common Shares Outstanding on 12/31/10

Applying full year 2010 financial results, the dividend was calculated as follows:

$.3987/share	=	$704.3 million	X	25%	X	1.50
662.4 million

•

In December, we reached an agreement with AIPSO (the national organization responsible for administering the involuntary insurance market) under which we will receive a supplemental fee, when necessary, to satisfy a minimum servicing fee requirement, in our capacity as the sole, nationwide servicing carrier for the Commercial Auto Insurance Procedures/Plans (CAIP). Included in our monthly results is $7.3 million of supplemental fee revenue that relates to both the 2009-2010 CAIP fiscal year, which runs from September through August, and a year-to-date estimate for the 2010-2011 plan year.

Upcoming Events

We are currently scheduled to release January results on Wednesday, February 16, 2011, before the market opens.

Progressive is scheduled to hold a one-hour conference call to address questions on Thursday, March 3, 2011 at 9:00 a.m., eastern time, subsequent to the posting of our 2010 Shareholders’ Report online and the filing of our 2010 Annual Report on Form 10-K with the SEC. Registration for the teleconference and webcast will be available at http://investors.progressive.com/events.aspx in February 2011.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressivedirect.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot DiscountSM, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those reported herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.